Inventories	9 Months Ended
Sep. 30, 2026
Inventories [Abstract]
Inventories	Inventories
Inventories consist of the following:

	September 30, 2026	December 31, 2025
Work in progress and others	$1,123	$1,018
Raw materials and supplies	592	649
Inventory reserves	(134)	(90)
Total	$1,581	$1,577
For the three months ended September 30, 2026 and 2025, the Company recognized $24 million and $19 million, respectively, within cost of revenue to write down certain inventories to their estimated net realizable value.
For the nine months ended September 30, 2026 and 2025, the Company recognized $98 million and $41 million, respectively, within cost of revenue to write down certain inventories to their estimated net realizable value.
There were no significant reversals of any write-down of inventories.